UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 2 , 2006

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-100351	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan		48304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (248) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Agreements.

On August 3, 2006, the Company issued a press release (the “Credit Agreement Press Release”) announcing that it had closed on the previously announced refinancing of its existing $410.0 million senior secured credit facilities. Proceeds from the amended and restated credit facilities will be used to refinance all outstanding amounts under the existing senior credit facilities and for general corporate purposes.

The amended and restated credit facility provides for: (a) a $260.0 million term loan facility maturing in December 2013; (b) up to a $90.0 million senior secured revolving credit facility and a $60.0 million deposit-linked supplemental revolving credit facility, which mature in December 2011; and (c) additional incremental term loans not to exceed $100.0 million under certain circumstances.

The description set forth above is qualified by the amended and restated credit facility dated as of  August 2, 2006 filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The Credit Agreement Press Release is filed as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 3, 2006, TriMas Corporation (the “Company”) issued a press release (the “Board Press Release”) announcing the following:

1. Richard M. Gabrys had been elected to the Company’s Board of Directors, effective on August 1, 2006. Mr. Gabrys’ term as director will continue until the 2007 annual meeting of shareholders.

2. Gary M. Banks, Timothy D. Leuliette and W. Gerald McConnell resigned from the Company’s Board of Board of Directors, effective on July 31, 2006. Each advised that his resignation was intended to further the Company’s effort to increase its percentage of independent directors in connection with the Company’s proposed public offering.

3. On July 31, 2006, Arthur W. Huge resigned from the Board of Directors of the Company and its Audit Committee citing the demands of his primary professional commitments.

The Board Press Release is filed as Exhibit 99.3 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

99.1                           Amended and Restated Credit Facility dated as of August 2, 2006

99.2                           Credit Agreement Press Release  issued on August 3, 2006

99.3                           Board Press Release issued on August 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	August 3, 2006	By:	/s/ Grant H. Beard
			Name:	Grant H. Beard
			Title:	Chief Executive Officer